SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 9, 2004

UNISYS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8729	38-0387840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unisys Way,

Blue Bell, Pennsylvania 19424

(Address of Principal Executive Offices) (Zip Code)

(215) 986-4011

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

(c)	The following exhibit is being furnished herewith:

99	News Release, dated July 9, 2004, of Unisys Corporation

Item 12. Results of Operations and Financial Condition.

On July 9, 2004, Unisys Corporation issued a news release announcing its preliminary financial results for the quarter ended June 30, 2004. The release is furnished as Exhibit 99 to this Current Report.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNISYS CORPORATION

Date: July 9, 2004	By:	/s/ Janet B. Haugen
Janet B. Haugen
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99	News Release, dated July 9, 2004, of Unisys Corporation